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                                                                   EXHIBIT 23(a)




                          [MATTHEWS, CARTER AND BOYCE]

                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent accountants, we hereby consent to the incorporation by reference in the registration statement on Form S-8 of our report dated February 4, 1997 incorporated by reference in Allied Capital Corporation's Form 10-K for the year ended December 31, 1996.


                                            /s/ MATTHEWS, CARTER AND BOYCE
McLean, Virginia
July 14, 1997